                                                                   EXHIBIT 32.3


                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER
     PURSUANT TO RULE 13A-14(A) OR RULE 15D-14(A) AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Lloyd V. DeLano, Chief Accounting Officer of the Company, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:    August 14, 2003

                                            /s/ Lloyd V. DeLano
                                            -----------------------------------
                                            Lloyd V. DeLano
                                            Chief Accounting Officer


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